Mattersight Q2 2014 August 6, 2014 Earnings Webinar Exhibit 99.2

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2014 Mattersight Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended
December 31, 2013, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.
Also, be advised that this call is being recorded and is
copyrighted by Mattersight Corporation.

Summary
•
Strong Core Business
-
$35M core business, built around a robust analytics platform and a premier set of very large customers
-
Bookings are up 55% year over year, and Book of Business is up 40% YTD on an annualized basis
-
Several very large pilots in progress for these applications
•
Explosive Routing Opportunity
-
Creating a new software category
-
All of the initial data points on our routing product are positive, and the pipeline for routing is exploding
•
Improving Business Metrics
-
Combining our core business with the huge upside of routing, we expect to achieve best in class SaaS metrics over the next few quarters
-
Much of this story is obscured by the loss of a government contract which was
~25% of our business in Q4 of 2013
•
Strong Balance Sheet
-
Ended the quarter with $13M in cash (including $7M from our line of credit)
-
Raised $12M in new equity capital in July

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Rolling 4Q Bookings / Quarterly Book of Business Trends

Sequential Change
40% Annualized Growth Rate YTD
-21% 9% 9% 9% 6%
4Q YoY Change
Q2 Bookings = $3.8M
85% 98% 55% 15% 90%
Rolling 4Q IACV ($M)
8.4
11.8
11.9
12.9
13.0
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
Book of Business ($M)
8.8
9.3
7.3
8.0
8.7
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
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Rolling 4Q Bookings Composition Trend

4Q YoY Change
Q2 = $1.7M
32% 57% 6% 68%
4Q YoY Change
Q2 = $2.1M
171% 145% 130% 110%
Rolling 4 Quarter Add-On
ACV ($M)
Rolling 4 Quarter Pilot Conversion
ACV ($M)
55% -20%
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Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
3.3
6.1
6.5
7.1
7.6
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
5.1
5.7
5.4
5.8
5.4

Revenue / Gross Margin Trends
Sequential Change
7% -24% 5% 9%
6
-7%
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Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
7.9
8.6
9.2
7.0
7.3
Quarterly Revenues ($M)
66% 66%
75%
68%
69%
60%
62%
64%
66%
68%
70%
72%
74%
76%
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
Gross Margin %

Revenue Composition
Subscription Revenue Retention
Rate
(Ex-GDIT)
7
Subscription as a Percentage of
Total Revenue
(Ex-GDIT)
100%
98%
98%
97%
97%
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
81%
80%
84%
87%
86%
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
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Pilot Trends

Up 229% YoY
Up 259% YoY
Q2 Pilots = 21
• 21 Pilots were added in Q2 (20 Routing)
• 3 Pilots were converted in Q2 (all Routing)
• 5 Pilots were cancelled in Q2 (all Impact Analysis)
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
22
33
54
66
79
Number of Pilots
Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14
$12
$21
$28
$35
$39
Pilot Follow-On ACV
($M)
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Pilot Composition Trends

Appliance
Pilots in
Progress
PM/
Analytics
IA’s
Pilot Composition
Q2 2014
79 Ending Pilots
Appliance
Backlog
PM/
Analytics
IA’s
Pilot Composition
Q2 2013
22 Ending Pilots
Appliance
Backlog
$12M Pilot Follow-On ACV
$39M Pilot Follow-On ACV
14
5
3
13
15
45
6
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•
Routing Appliances - $1M ACV
•
PM/Analytics - $6M ACV
•
IA’s - $5M ACV
•
Routing Appliances - $10M ACV
•
PM/Analytics - $14M ACV
•
IA’s - $15M ACV

HMO
Pharma
PBM
HMO
Telco
P&C
Tech
P&C
HMO
Hospitality
P&C

Mattersight | SEE WHAT MATTERS

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Performance of Recent Routing Implementations
10
% Impact of PBR Routed Calls
Service
Sales
0
5
10
15
20
25
16.4
13.5
14.4
16.0
7.1
14.3
23.2
13.5
13.2
15.0
15.6

Q2 Operating Metrics Dashboard

*New Accounts are defined as new logo accounts in the first 12 months of subscription
Measurement
Best in Class
Target
Q2
2014
Comments
Annualized Book of Business $50.0M $34.8M Growing 40% YTD in 2014
Yr/Yr Book of Business
Growth
30%
20%            Revenue growth lags BoB  growth
(Ex GDIT) by 1-2 quarters
% Recurring Revs 90% 86% Increased from 81% in 2012
Yr/Yr Revenue Growth 30%
14%
(Ex GDIT)
Yr/Yr growth should accelerate in
Q4 and continue into 2015
Subscription Revenue
Retention
90% 97%
Has averaged ~98% over last 4
quarters (ex-GDIT)
% of Revs from New
Accounts*
15% 2%
Numerous new logo opportunities
in progress
Yr/Yr Net Account Growth $1.10 $1.15
Selling our full suite of products,
very strategic
Gross Margin 70% 69% Increased from 61% in 2012
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Balance Sheet Discussion
•
Q2 Ending Cash
-
$13M in ending cash in Q2
-
Includes $7M drawn from our Line of Credit, which has been
repaid
•
Equity Raise
-
Raised $12M in new equity in July
-
Growth capital to fund our current pilots, and ramp up
marketing and sales
-
Get Mattersight to cash flow positive by the end of 2015
•
Lines of Credit
-
SVB - $10M
-
PfG - $3M
•
2014 Cash Burn
-
We expect to burn ~$2M over the remainder of 2014

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Q3 Business Outlook

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•
Revenue Drivers
-
Bookings are driven by pilot conversions and add-on bookings
-
Add-on bookings have averaged $1.9M per quarter over the
last 4 quarters
-
Revenue growth follows growth in Book of Business by 1-2
quarters
•
Expense Drivers
-
Incremental gross margins are expected to be 70%-75% for
Q3
-
Total operating expenses are expected to increase by ~3-5%
sequentially, driven by nominal hiring and slightly increased marketing spend

Thank You 14 Confidential & Restricted © 2014 Mattersight Corporation • Kelly Conway - 847.582.7200 - kelly.conway@mattersight.com • Mark Iserloth - 312.454.3613 - mark.iserloth@mattersight.com